SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant |_|

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|_|	Preliminary Proxy Statement
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WEBMETHODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 19, 2004

Dear webMethods, Inc. Stockholders:

     You are cordially invited to attend the 2004 annual meeting of stockholders of webMethods, Inc. to be held on August 26, 2004 at 11:00 a.m. local time, at the Sheraton Premiere at Tysons Corner, 8661 Leesburg Pike, Vienna, Virginia 22182.

     The matters we expect will be acted upon at the meeting are described in the following Notice of Annual Meeting of Stockholders and proxy statement.

     Enclosed is the 2004 Annual Report of webMethods, Inc., including our Form 10-K for the fiscal year ended March 31, 2004.

     It is very important that you vote your shares. Please take time to vote your shares today. You may do this by completing, signing and mailing the enclosed proxy in the enclosed envelope or by following the alternative voting procedures described on the proxy. Returning the proxy or using those alternative voting procedures will not deprive you of your right to attend the meeting and to vote your shares in person. Please ensure that your vote is counted by voting your shares now.

     We look forward to greeting those of you who are able to attend.

Sincerely, Phillip Merrick Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of webMethods, Inc.:

     The 2004 annual meeting of stockholders of webMethods, Inc. will be held on August 26, 2004 at 11:00 a.m. local time, at the Sheraton Premiere at Tysons Corner, 8661 Leesburg Pike, Vienna, Virginia 22182 for the following purposes:

1.	Electing three persons as Class II directors to hold office until the annual meeting of stockholders in 2007;

2.	Ratifying the appointment of PricewaterhouseCoopers LLP as independent public accountants for webMethods, Inc. for the fiscal year ending March 31, 2005; and

3.	Transacting such other business as may properly come before the meeting or any continuation or postponement of that meeting.

     Items 1 and 2 are more fully described in the proxy statement accompanying this Notice, which we urge you to read. Holders of record of webMethods, Inc. common stock at the close of business on July 1, 2004, our record date for the meeting, are entitled to notice of, and to vote at, the meeting and any continuation or postponement thereof. The vote required for approval of each of the proposals is set forth in the section of the proxy statement titled “Vote Required to Approve the Proposals.”

     Stockholders of webMethods are invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, sign and return the enclosed proxy or follow the alternative voting procedures described on the enclosed proxy as promptly as possible. Doing so will help ensure that as many shares are represented as possible.

By Order of the Board of Directors, Douglas W. McNitt Secretary

Fairfax, Virginia
July 19, 2004

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of webMethods, Inc., a Delaware corporation, for use at the 2004 annual meeting of stockholders of webMethods, Inc. to be held on August 26, 2004 at 11:00 a.m. local time, at the Sheraton Premiere at Tysons Corner, 8661 Leesburg Pike, Vienna, Virginia 22182 or at any continuation or postponement of that meeting. We are first mailing this proxy statement and the accompanying form of proxy to stockholders on or about July 19, 2004. We have enclosed an annual report of webMethods, Inc. for the fiscal year ended March 31, 2004, including our annual report on Form 10-K.

Stockholders Entitled to Vote

     Stockholders of record of our common stock at the close of business on July 1, 2004, our record date, will be entitled to vote at our 2004 annual meeting of stockholders. At the close of business on July 1, 2004, we had 52,902,205 shares of webMethods, Inc. common stock outstanding and entitled to vote. Each of those shares entitles the holder to one vote for each matter to be voted upon at that meeting except for the election of directors, for which each share entitles the holder to one vote for each of the directors to be elected.

Vote Required to Approve the Proposals

     With respect to Proposal No. 1, three directors will be elected by a plurality of the votes duly cast on that matter. Proposal No. 2 requires the affirmative vote of a majority of votes duly cast on that matter. No proposal is conditioned upon the approval of any other proposal by the stockholders.

Votes Needed for a Quorum, Effect of Abstentions and Broker Non-Votes

     A majority of the shares of webMethods, Inc. common stock outstanding on the record date, or 26,451,103 shares of webMethods, Inc. common stock, will constitute a quorum for the transaction of business at our 2004 annual meeting of stockholders. For purposes of determining the presence of a quorum, stockholders of record who are present at that meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded or who enter “broker non-votes” at the meeting, are considered stockholders who are present, and their shares count toward the quorum.

     On certain matters, brokers holding shares of record for customers are not entitled to vote on those matters unless they receive voting instructions from their customers. “Broker non-votes” means the votes that could have been cast on the matter in question if the brokers had received their customers’ instructions, and as to which the broker has notified webMethods on a proxy form in accordance with industry practice or has otherwise advised webMethods that it lacks voting authority.

     Abstentions and broker non-votes are deemed “present” but are not deemed “votes cast.” As a result, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors or the ratification of the selection of independent public accountants.

How to Vote the Proxy

     The proxy accompanying this proxy statement is solicited on behalf of the webMethods Board of Directors for use at our 2004 annual meeting of stockholders. Stockholders of record or registered stockholders should vote proxies by mail or, if permitted, via the Internet as follows:

•	By mail: Complete, date and sign the accompanying proxy and promptly mail it in the return envelope provided.

•	By Internet: Go to the website indicated on the enclosed proxy and follow the instructions provided.

If your shares of webMethods, Inc. common stock are held beneficially or in “street” name through a nominee, such as a broker, financial institution or other holder of record, your vote may also be cast by telephone or by Internet if your financial institution offers those voting alternatives. Please follow the specific instructions provided by your nominee on your proxy. Stockholders submitting proxies or voting instructions by Internet should understand that there may be costs associated with Internet access, such as access charges from Internet service providers or telephone companies, that will be borne by the stockholder.

     Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held beneficially through a broker, financial institution or other holder of record and you wish to vote at the meeting, you must present at the meeting when you vote your shares a letter from your broker, financial institution or other holder of record confirming your beneficial ownership, as of July 1, 2004, of the shares you intend to vote.

     If you complete, sign and mail your proxy without indicating how you want to vote, your proxy will be counted as a vote to elect the three nominees as directors and in favor of ratifying the selection of independent accountants. If any other matter is presented at the meeting for consideration, the persons appointed as proxies will have discretion to vote on that matter in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote.

     All proper proxies that we receive prior to the vote being taken at the meeting will be voted as indicated on the proxy unless the proxy is revoked at the meeting. A proxy may be revoked by a stockholder of record by (i) a written, dated document delivered to the Secretary of webMethods prior to the meeting stating that the proxy is revoked; (ii) a subsequent proxy by the same person who voted the earlier proxy that is presented at or prior to the meeting; or (iii) attendance at the meeting and voting in person.

Solicitation of Proxies

     webMethods will pay the expenses of soliciting proxies on behalf of the Board of Directors to be voted at our 2004 annual meeting of stockholders. In addition to soliciting proxies through the mail, directors, officers and employees of webMethods may solicit proxies in person or by telephone, telegram, fax, electronic mail or other means of communication. Directors, officers and employees will not receive additional compensation for their efforts during this solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. After the original mailing of the proxies and other solicitation materials, webMethods will request that brokers, financial institutions, custodians, nominees and other record holders of webMethods, Inc. common stock forward copies of the proxy and solicitation materials to beneficial owners for whom they hold shares. webMethods intends to reimburse these record holders for reasonable expenses incurred in forwarding these materials.

Other Business

     Our Board of Directors does not presently intend to bring any other business before our 2004 annual meeting of stockholders, and, so far as is known to our Board, no matters are to be brought before that meeting except as specified in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. As to any business that may properly come before that meeting, however, it is intended that proxies, in the form enclosed, will be voted on each matter in accordance with the judgment of the persons voting such proxies.

Stockholder Proposals and Nominations for Presentation at the 2005 Annual Meeting of Stockholders

     Stockholder proposals intended to be included in the proxy statement to be furnished by webMethods for our 2005 annual meeting of stockholders should be sent to webMethods, Inc., Attention: Secretary, 3930 Pender Drive, Fairfax, Virginia 22030. Stockholder proposals intended to be made at our 2005 annual meeting of stockholders and included in next year’s proxy statement furnished by webMethods must be received by our Secretary not later than March 21, 2005.

     Alternatively, stockholders intending to present a proposal at our 2005 annual meeting of stockholders without having it included in our proxy statement must provide written notice of such proposal to webMethods, Inc., Attention: Secretary, 3930 Pender Drive, Fairfax, Virginia 22030 no earlier than May 17, 2005 and no later than June 4, 2005.

     The bylaws of webMethods, Inc. specify certain requirements concerning any stockholder proposal to be made at an annual meeting of stockholders. Pursuant to our bylaws, any stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the stockholder records of webMethods, Inc., and of such beneficial owner, (ii) the class and number of shares of webMethods, Inc. securities that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees. Stockholders may obtain a copy of the current bylaws of webMethods, Inc. by written request to our Secretary.

Communications with the Board of Directors

     Stockholders may send communications to the Board of Directors by writing to them at webMethods, Inc., Attention: General Counsel, 3930 Pender Drive, Fairfax, VA 22030. All stockholder communications that are received by the General Counsel for the Board’s attention will be forwarded to the Board or the chair of the committee of the Board with authority to consider the subject matter of the communication.

Householding of Proxy Materials

     We have furnished with this proxy statement the annual report of webMethods, Inc. for the fiscal year ended March 31, 2004, including our annual report on Form 10-K for that year. Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. That means that only one copy of this proxy statement or our annual report may be sent to multiple stockholders in your household. Any stockholder who wishes to review our periodic securities filings on Forms 10-Q, 10-K or 8-K may view them on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov or on webMethods’ investor relations web page at www.webMethods.com/Investors/ or may request a copy by writing to webMethods, Inc., Attention: General Counsel, 3930 Pender Drive, Fairfax, Virginia 22030. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder if your shares are held for you by a bank, broker or other nominee, or you may contact us by writing to our General Counsel at the address above.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of ten directors. The bylaws divide the Board of Directors into three classes: Class I, Class II and Class III, with members of each class serving three-year terms and the term of office of each class ending in successive years. One class of directors is elected by our stockholders at each annual meeting of stockholders to serve a three-year term or until their successors are duly elected and qualified. The terms of the Class II directors expire with our 2004 annual meeting of stockholders, the terms of the Class III directors continue until our 2005 annual meeting of stockholders and the terms of the Class I directors continue until our 2006 annual meeting of stockholders. Each of the candidates nominated for re-election as a Class II director has been unanimously recommended for nomination by the Corporate Governance and Nominating Committee and unanimously nominated for election or re-election by our Board of Directors. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. webMethods is not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

Directors and Nominees

     The nominees for election as Class II directors at our 2004 annual meeting of stockholders, and certain information about them, are set forth below.

Nominees for election as Class II directors at the meeting to serve for a term expiring in 2007:

Name	Age	Current Position with webMethods
James P. Gauer (1)	52	Director
Jack L. Lewis	59	Director
Gene Riechers (2)	49	Director
_______________
(1)	Chairman of the Corporate Governance and Nominating Committee.
(2)	Member of the Audit Committee and Chairman of the Compensation Committee.

     James P. Gauer has been a director of webMethods since August 2000. Since April 1999, he has served as a general partner of Palomar Ventures, a venture capital investment firm, and, from December 1992 to April 1999, he was a general partner of Enterprise Partners. He is also a director of a number of privately held companies. Mr. Gauer holds a B.A. in Mathematics from the University of California, Los Angeles.

     Jack L. Lewis has been a director of webMethods since January 1997. Mr. Lewis also served as our corporate Secretary from January 1998 until May 2003. He has been a partner in the law firm of Shaw Pittman LLP since January 1999. Prior to joining Shaw Pittman LLP, Mr. Lewis was a stockholder in the law firm of Tucker, Flyer & Lewis, P.C., which he co-founded in 1975. Mr. Lewis holds an A.B. in History from Brown University and a J.D. from Cornell Law School.

     Gene Riechers has been a director of webMethods since November 1997. Since April 2002, Mr. Riechers has been a general partner of Valhalla Partners, a venture capital firm. From June 2001 to April 2002, he was a general partner of Broadreach Partners, which provided consulting services to emerging technology companies, and, from April to June 2001, he was an independent consultant to emerging technology companies. From 1996 to April 2001, Mr. Riechers served as a Managing Director of FBR Technology Venture Partners L.P., a venture capital fund. From December 1995 to December 1996, Mr. Riechers served as the Chief Financial Officer of CyberCash, Inc., an Internet transaction processing company. From September 1993 to December 1995, he served as Chief Financial Officer and Vice President, Business Development of Online Resources & Communications Corp., an online banking company. He has a B.S. in Accounting from Pennsylvania State University and an M.B.A. from Loyola College.

     The incumbent Class III directors, whose terms expire at our 2005 annual meeting of stockholders, and certain information about them, are set forth below.

Name	Age	Current Position with webMethods
Gary J. Fernandes (a)(b)	60	Director
Jerry J. Jasinowski (a)(c)	65	Director
Phillip Merrick	41	Chairman of the Board and Chief Executive Officer
_______________
(a)	Member of the Corporate Governance and Nominating Committee.
(b)	Chairman of the Audit Committee.
(c)	Member of the Audit Committee.

     Gary J. Fernandes has been a director of webMethods since December 2002. He is Chairman of the Board of FLF Investments, an investment firm, and Advisory Director of MHT Partners, an investment banking firm. Mr. Fernandes served as Chairman of Groceryworks.com, an Internet-based home shopping service from 2000 to 2001, and served as Chief Executive Officer of that company from January 2000 to June 2001. In addition, Mr. Fernandes was a partner in Convergent Partners, Ltd., a venture capital partnership, from January to December 1999. Mr. Fernandes founded Voyagers The Travel Store Holdings, Inc., a chain of travel agencies, in 1999 and was President and sole stockholder of Voyagers, which filed a petition under Chapter 7 of the U.S. Bankruptcy Code on October 4, 2001. Mr. Fernandes held the positions of Vice Chairman, Senior Vice President and Director of Electronic Data Systems Corporation, an information technology service company, from 1996 to 1998, 1984 to 1996 and 1981 to 1998, respectively. From 1995 to 1998 he served as Chairman of A.T. Kearney, Inc. He is Governor of the Boys and Girls Clubs of America and Director of the Boys and Girls Clubs of Greater Dallas, Inc. He is a director of 7-Eleven, Inc., Anacomp, Inc., BancTec, Inc. and Computer Associates International, Inc. Mr. Fernandes holds a B.A. from Baylor University.

     Jerry J. Jasinowski has been a director of webMethods since July 2001. Since 1990, he has served as President of the National Association of Manufacturers, the largest US business advocacy and policy association. Mr. Jasinowski is also an author and commentator on economic, industrial and governmental issues. He is a director of Harsco Corporation, The Phoenix Companies, Inc. and The Timken Company. Mr. Jasinowski holds a B.A. in Economics from Indiana University, and an M.S. in Economics from Columbia University and is a graduate of the Harvard Business School’s Advanced Management Program.

     Phillip Merrick, the founder of webMethods, has served as Chairman of the Board and Chief Executive Officer since its inception in June 1996 and as President from its inception until August 2000. Before founding webMethods, he served from December 1994 to February 1996 as Vice President of Engineering at Open Software Associates, an Internet and graphic user interface tools company. From 1990 to 1994, Mr. Merrick was Director of Development at Magna Software Corporation. Mr. Merrick holds a B.S. in Computer Science from the University of Melbourne in Australia.

     The incumbent Class I directors, whose terms expire at our 2006 annual meeting of stockholders, and certain information about them, are set forth below.

Name	Age	Current Position with webMethods
R. James Green	54	Director
William A. Halter (1)	43	Director
William V. Russell (1)	52	Director
Robert T. Vasan (1)	38	Director
_______________
(1)	Member of the Compensation Committeee.

     R. James Green has been a director of webMethods since August 2000. He served as Chief Technology Officer and Executive Vice President of webMethods from August 2000 through March 2003, and has served as webMethods’ Chief Scientist from April 2003 to September 2003. He has served as Chief Executive Officer of Composite Software, Inc., an enterprise information integration solutions provider, since April 2003 and has served as Chairman of the company since 2003. Before joining webMethods, Mr. Green co-founded and served as Chairman and Chief Executive Officer of Active Software, Inc., which webMethods acquired in August 2000. Prior to founding Active Software, Mr. Green established and managed the distributed objects program at Sun Microsystems, Inc., a provider of network computing products, where he was Director of Engineering from 1988 to 1995. Mr. Green holds a B.A. from Hanover College, an M.S. from North Carolina State University and an M.S. in Computer Science from San Jose State.

     William A. Halter has been a director of webMethods since August 2003. He has been a management consultant since April 2001. From November 1999 through March 2001, he served as Deputy Commissioner, and later as Acting Commissioner, of the Social Security Administration, an agency of the U.S. government. From 1993 through November 1999, he served as a Senior Advisor in the Director’s Office, Office of Management and Budget, Executive Office of the President of the United States. Mr. Halter also served as Economist for the Joint Economic Committee of Congress and as Chief Economist of the Senate Finance Committee. Before entering public service, he was a management consultant at McKinsey and Company. Mr. Halter also serves on the board of directors of Akamai Technologies, Inc. and InterMune, Inc. He is a Trustee Emeritus and serves on several advisory councils of Stanford University. He is a Rhodes Scholar, and holds a Master of Philosophy in Economics from Oxford University and an A.B. in Economics and Political Science from Stanford University.

     William V. Russell has been a director of webMethods since September 2003. He has been an adviser to enterprise software companies since he retired from Hewlett-Packard Company in May 2002. At HP, he held a broad range of senior-level positions providing strong international background and significant experience in the enterprise software industry. From May 2002 to May 2003, Mr. Russell served as Vice President of HP’s Global Alliances Group, where he was responsible for leading the company-wide relationships with the top strategic alliance partners for HP. From September 1999 to May 2002, he served as Vice President and General Manager of HP’s Software Solutions Organization, and, from 1997 to September 1999, as Vice President and General Manager of HP’s Enterprise Systems Group. Prior to that, he served as general manager of HP’s technical computing group and general manager of HP’s computer systems organization for Europe, Middle East and Africa. Mr. Russell also served on the board of HP Japan, Ltd. Mr. Russell also serves as a director of Cognos, Inc. and several private companies. He holds a B.Sc. degree from Edinburgh, Scotland.

     Robert (Robin) T. Vasan has been a director of webMethods since September 1998. He is a Managing Director of Mayfield, a venture capital fund, where he has served since June 1998. In 1996 and 1997, Mr. Vasan was a private investor focusing on information technology companies. In 1997 and 1998, Mr. Vasan attended Harvard Business School. From 1994 to 1996, Mr. Vasan was Director of Technology for Risk Management Solutions, a software company. Mr. Vasan also serves as a director Global Logistics Technologies, Inc. (GLog), Determina Inc., Elemental Security Inc. and served as a director of Trigo Technologies, Inc. prior to its acquisition in 2004. Mr. Vasan holds a B.A.S. dual degree in Industrial Engineering and Economics from Stanford University and an M.B.A. from the Harvard Business School.

Board of Directors’ Meetings and Committees

     Board of Directors. We are currently managed by a ten-member Board of Directors. The Board has adopted a set of Corporate Governance Guidelines, which, along with the written charters for our Board committees described below, provide the framework for the Board’s governance of webMethods, Inc. Our Corporate Governance Guidelines are posted on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/ and are available upon written request to our General Counsel.

     The National Association of Securities Dealers listing standards, which we refer to as the NASD listing standards, require that a majority of our Board of Directors are “independent” directors, as that term is defined in the NASD listing standards. The Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that a majority of our Board of Directors are “independent” as that term is defined in the NASD listing standards.

     The Board of Directors met 14 times, including telephone conference meetings, during fiscal year 2004. During that year, no current director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board held while he was a director and (b) the total number of meetings held by all committees of the Board on which he then served. The Company requests that Board members attend the annual meeting of stockholders. However, the Company also recognizes that personal attendance by all directors is not always possible. Four of our ten directors attended the 2003 annual meeting of stockholders.

     The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

     Audit Committee. The Audit Committee is responsible for the selection of the independent public accountants for webMethods, subject to ratification by the stockholders, and assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by webMethods, webMethods’ systems of internal controls and webMethods’ auditing, accounting and financial reporting processes generally.

     The composition of the Audit Committee is subject to the independence and other requirements of the Exchange Act and the rules and regulations promulgated by the SEC thereunder, and the NASD listing standards. Jerry Jasinowski and Gene Riechers served as members of the Audit Committee during all of webMethods’ fiscal year 2004; Gary Fernandes served as a member of the Audit Committee after May 2003. James Gauer also was a member of the Audit Committee through August 2003. Gary Fernandes has served as Chairman of the Audit Committee since August 2003, succeeding Jerry Jasinowski. The Audit Committee consists solely of directors who, in the opinion of the Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, are independent, as defined in the NASD listing standards. All Audit Committee members are able to read and understand fundamental financial statements. The Board of Directors, upon unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that Gary Fernandes and Gene Riechers each qualify as an “audit committee financial expert,” as defined in the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

     The charter for the Audit Committee, first adopted in 2000, was amended and restated in July 2003. That charter was provided as Appendix A to webMethods’ proxy statement for our 2003 annual meeting of stockholders. That charter also is posted on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/, and is available upon written request to our General Counsel.

     Compensation Committee. The Compensation Committee reviews and makes recommendations regarding webMethods’ stock plans and makes decisions concerning salaries and incentive compensation for executive officers of webMethods, Inc. The NASD listing standards require that the Compensation Committee consist solely of independent directors, and all members of the Compensation Committee who served during fiscal year 2004 were, in the opinion of the Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, independent, as defined in the NASD listing standards. The Compensation Committee met informally on a number of occasions, held six formal meetings and took action by written consent twice during fiscal year 2004. Gene Riechers served as Chairman and Robert Vasan served as a member of the Compensation Committee during all of fiscal year 2004, and William Halter served as a member of the Compensation Committee after his election as a director in August 2003. The Compensation Committee was expanded in May 2004 to consist of four directors, and Bill Russell then became a member.

     The charter of the Compensation Committee was adopted in July 2003, and was attached as Appendix B to webMethods’ proxy statement for our 2003 annual meeting of stockholders. That charter, with minor amendments adopted in May 2004, is posted on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/ and is available upon written request to our General Counsel.

     Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee considers and makes recommendations to the Board concerning the appropriate size, function and needs of our Board of Directors, including screening and nominating candidates to fill positions on the Board and recommending nominees for approval by our Board of Directors and stockholders. The Corporate Governance and Nominating Committee also assists the Board of Directors in fulfilling its oversight responsibilities regarding a code of conduct for webMethods’ executives and staff and Board corporate governance. The three nominees for re-election to the Board of Directors at our 2004 annual meeting of stockholders were unanimously recommended by the Corporate Governance and Nominating Committee.

     The NASD listing standards require that the Corporate Governance and Nominating Committee consist solely of independent directors. The Corporate Governance and Nominating Committee consists of James Gauer (Chairman), Gary Fernandes and Jerry Jasinowski, who are, in the opinion of the Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, independent, as defined in the NASD listing standards. The Corporate Governance and Nominating Committee met informally on a number of occasions and held five formal meetings, including telephone conference meetings, during fiscal year 2004.

     Our Corporate Governance Guidelines provide that the Corporate Governance and Nominating Committee endeavor to identify individuals to serve on the Board who have expertise that is useful to webMethods and complementary to the background, skills and experience of other Board members. The assessment of the Corporate Governance and Nominating Committee of the composition of the Board includes: (a) skills – business and management experience, industry experience, accounting experience, finance and capital markets experience, and an understanding of corporate governance regulations and public policy matters, (b) characteristics – ethical and moral standards, leadership abilities, sound business judgment, independence and innovative thought, and (c) composition – diversity, age and public company experience. The principal qualification for a director is the ability to act in the best interests of webMethods, Inc. and its stockholders.

     The Corporate Governance and Nominating Committee accepts recommendations for director candidates from stockholders, and information regarding the submission of information regarding possible candidates is included in this proxy statement under the heading “Stockholder Proposals and Nominations for Presentation at the 2005 Annual Meeting of Stockholders.” After candidates are identified, the Corporate Governance and Nominating Committee conducts an evaluation of each candidate, which generally includes interviews with committee members and members of management, as well as background and reference checks. There is anticipated to be no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by management, by members of the Corporate Governance and Nominating Committee, by other directors or by any third party engaged to conduct a search for possible candidates.

     The charter of the Corporate Governance and Nominating Committee was adopted in July 2003. That charter was attached as Appendix C to webMethods’ proxy statement for our 2003 annual meeting of stockholders. In September 2003, the charter of the Corporate Governance and Nominating Committee was amended in several minor respects at the recommendation of the Corporate Governance and Nominating Committee. The amended and restated charter complies with the NASD listing standards, is posted on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/ and is available upon written request to our General Counsel.

     The Corporate Governance and Nominating Committee recommended, and the Board of Directors adopted in July 2003, a Code of Ethics applicable to employees, executive officers and directors of webMethods. The Code of Ethics was attached as Appendix D to webMethods’ proxy statement for our 2003 annual meeting of stockholders, is posted on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/ and is available upon written request to our General Counsel. The Corporate Governance and Nominating Committee is responsible for administering the Code of Ethics, including determining whether any infraction of the Code of Ethics has been committed by any member of the Board of Directors or any of the principal executive officers of webMethods, and determining whether to make any amendment to, or grant any waiver from, any provision of the Code of Ethics regarding the principal executive officer, principal financial officer or principal accounting officer or controller of webMethods or any person who performs a similar function for webMethods. It is currently anticipated that webMethods will satisfy the disclosure requirements under Federal securities laws regarding any amendment to, or waiver from, any provision of the Code of Ethics regarding the principal executive officer, principal financial officer or principal accounting officer or controller of webMethods or any person performing a similar function by posting within five business days following the date of the amendment or waiver on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/.

Compensation Committee Interlocks and Insider Participation

     None of our executive officers serves as a member of the Board of Directors or the compensation committee of any entity that has one or more executive officers serving as a member of webMethods’ Board of Directors or our Compensation Committee.

Director Compensation

     Directors currently do not receive any cash compensation from webMethods for their services as members of the Board of Directors, although members are reimbursed for expenses in connection with attendance at Board of Directors and committee meetings. Directors are eligible to participate in our stock option plan approved by our stockholders, and directors usually receive an option grant covering 55,188 shares with the exercise price equal to fair market value on or about the date they first are elected to the Board, which options generally vest ratably in monthly increments over three years from the option grant date. Since 2002, directors who are elected at an annual meeting of stockholders or continue to serve at the time of an annual meeting of stockholders receive an option grant covering 15,000 shares with the exercise price equal to fair market value on the date of the annual meeting of stockholders, which options vest ratably in monthly increments over twelve months from the option grant date. In August 2003, following his election to the Board of Directors, William Halter received a stock option grant covering 55,188 shares with an exercise price equal to fair market value on the date of our 2003 annual meeting of stockholders, which vests ratably over three years from the option grant date; Mr. Halter and all directors then continuing to serve received a stock option grant covering 15,000 shares with an exercise price equal to fair market value on the date of our 2003 annual meeting of stockholders, which options vest ratably in monthly increments over twelve months from the option grant date. In September 2003 following his appointment to the Board of Directors, William Russell received a stock option grant covering 68,938 shares at then-current fair market value comprised of a stock option covering 55,188 shares that vests ratably over three years from the option grant date and a stock option covering 13,750 shares that vests ratably over eleven months from the option grant date. On that date in September 2003, a stock option covering 55,188 shares was granted to R. James Green, who had not received an initial directors’ stock option grant when he joined the Board following webMethods’ acquisition of Active Software, Inc. in August 2000.

Required Vote

     The nominees must be approved by the plurality of votes of the shares present in person or by proxy at the meeting to be elected as directors. Abstentions or broker non-votes will not be counted as voted for or against any nominee or director.

The Board recommends a vote “FOR” the election of
each nominee to serve as a director of webMethods.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected PricewaterhouseCoopers LLP as independent public accountants for webMethods, Inc. to perform the audit of our financial statements for the year ending March 31, 2005, and the stockholders are being asked to ratify this selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     The following is a summary of fees billed by our principal independent public accountants, PricewaterhouseCoopers LLP, for audit and other professional services during fiscal years 2004 and 2003:

	Fiscal Year 2004	Fiscal Year 2003
AUDIT FEES: consists of fees for audit of consolidated financial statements and review of interim financial statements, fees billed in relation to required statutory audits of certain foreign subsidiaries and fees for assistance with SEC filings.	$593,388	$457,694

AUDIT RELATED FEES: consists of fees in fiscal year 2004 in relation to an audit for an acquisition and other audit-related work and, in fiscal year 2003, audit of 401(k) plan.	57,351	26,103

TAX FEES: consists of fees in relation to preparation and review of income tax returns (foreign in fiscal year 2004; U.S. and foreign in fiscal year 2003) and advice on tax matters.	177,559	263,426

ALL OTHER FEES: consists of fees in relation to maintaining certain foreign subsidiaries and fee for accounting rule subscription service.	78,830	78,799

TOTAL FEES	$907,128	$826,022

     The Audit Committee of the Board of Directors must approve any proposed engagement of webMethods’ independent public accountants before they are engaged by webMethods, Inc. or its subsidiaries to provide audit, audit-related, tax or other services. Prior to engagement of the independent public accountants for the next year’s audit, the independent public accountants will submit to the Audit Committee for approval the independent public accountants’ estimate of fees for services then expected to be rendered during that fiscal year for the services listed in the table above. Prior to engagement, the Audit Committee pre-approves these services by type of service and estimated fees. The fees are budgeted and the Audit Committee requires the independent public accountants and management to report any anticipated overage of fees above the previously approved estimate. During the fiscal year, circumstances may arise when it may become necessary to engage the independent public accountants for additional services not included in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent public accountants. Pursuant to our Audit Committee charter, the Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee, who shall promptly advise the remaining members of the Audit Committee of such approval at the next regularly scheduled meeting. A limited exception to the pre-approval requirement exists but has not been utilized.

     The affirmative vote of a majority of the shares of webMethods, Inc. common stock represented in person or by proxy at the meeting and entitled to vote on the proposal will be required to approve the ratification of PricewaterhouseCoopers LLP as independent public accountants for webMethods for the year ending March 31, 2005. Abstentions and broker non-votes will have no effect on the voting results on this matter. If our stockholders fail to ratify the appointment, the Audit Committee and Board will consider it a direction to select other independent public accountants for the fiscal year ending March 31, 2005 and subsequent years. Even if the selection is ratified, the Audit Committee and Board, in their discretion, may select new independent public accountants for webMethods at any time during the year if they feel that such a change would be in the best interest of webMethods and its stockholders.

The Board recommends a vote “FOR” the ratification
of the selection of PricewaterhouseCoopers LLP.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

     The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by reference into any filing by webMethods under the Securities Act of 1933, as amended, or the Exchange Act.

     The Audit Committee selects and oversees the independent public accountants for webMethods, and assists the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and related legal compliance matters. Jerry Jasinowski and Gene Riechers served as members of the Audit Committee during all of webMethods’ fiscal year 2004; Gary Fernandes served as a member and Chairman of the Audit Committee after May 2003. The Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that each member of the Audit Committee satisfies the definition of “independent director,” as defined in the NASD listing standards.

     During webMethods’ fiscal year 2004, the Audit Committee was governed by a written charter, which was amended and restated in July 2003. A copy is of the Audit Committee charter, as amended and restated, was attached as Appendix A to webMethods’ proxy statement for the 2003 annual meeting of stockholders and is also available on webMethods’ corporate governance web page accessible at www.webMethods.com/investors/.

     Management has the primary responsibility for webMethods’ financial statements and its reporting processes, including its systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed consolidated audited financial statements of webMethods for fiscal year 2004 and discussed those financial statements with management and with PricewaterhouseCoopers LLP, independent public accountants for webMethods for that fiscal year.

     The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be disclosed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from webMethods and its related entities), and discussed with PricewaterhouseCoopers LLP their independence from webMethods.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors including webMethods’ audited financial statements for fiscal year 2004 in the Annual Report of webMethods on Form 10-K for that fiscal year for filing with the SEC. The Audit Committee also selected PricewaterhouseCoopers LLP as independent public accountants for webMethods, Inc. for fiscal year 2005, subject to ratification by the stockholders of webMethods.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Gary J. Fernandes, Chairman Jerry J. Jasinowski Gene Riechers

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table contains information regarding the beneficial ownership of webMethods, Inc. common stock as of July 1, 2004 by:

•	each person known by webMethods to own beneficially more than five percent (5%) of webMethods, Inc. common stock;

•	each director of webMethods;

•	each of the individuals named in the Summary Compensation Table in this proxy statement; and

•	all current directors and executive officers of webMethods, Inc. as a group.

     Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options that are exercisable within sixty (60) days of July 1, 2004. Those shares issuable under stock options are deemed outstanding for computing the percentage of each person holding options but are not deemed outstanding for computing the percentage of any other person. The percentage of beneficial ownership for the following table is based upon 52,902,205 shares of webMethods, Inc. common stock outstanding as of July 1, 2004.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of common stock.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Putnam, LLC d/b/a Putnam Investments (1)	5,620,025	10.6%
Wellington Management Company, LLP (2)	4,616,833	8.7
Franklin Resources, Inc. (3)	2,692,166	5.1
Phillip Merrick (4)	2,698,899	5.1
Gary J. Fernandes (5)	56,910	*
James P. Gauer (6)	140,856	*
R. James Green (7)	406,292	*
William A. Halter (8)	33,396	*
Jerry J. Jasinowski (9)	85,788	*
Jack L. Lewis (10)	849,130	1.6
Gene Riechers (11)	115,313	*
William V. Russell (12)	29,041	*
Robert T. Vasan (13)	30,000	*
David Mitchell (14)	565,786	1.1
Douglas W. McNitt (15)	480,285	*
Keith Deane (16)	43,958	*
Tom Erickson	0	*
Tom Aitchison	0	*
All directors and executive officers of webMethods as a group (15 persons) (17)	6,149,549	11.1

*	Less than one percent.

(1)

Based solely upon a Schedule 13G/A filed with the SEC on February 13, 2004 on behalf of Putnam Investments and two of its registered investment advisors, Putnam Investment Management, LLC and The Putnam Advisory Company, LLC. The principal address of these entities is One Post Office Square, Boston, Massachusetts 02109. Putnam Investments reported shared voting power over 584,980 shares and shared dispositive power over 5,620,025 shares. The Putnam Advisory Company, LLC reported shared voting power over 584,980 shares and shared dispositive power over 958,675 shares. Putnam Investment Management, LLC reported shared dispositive power over 4,661,350 shares.

(2)

Based solely upon a Schedule 13G filed with the SEC on February 12, 2004. The principal address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. In its capacity as investment advisor on behalf of its clients, Wellington reported shared voting power over 3,391,540 shares and shared dispositive power over 4,616,833 shares. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, the shares.

(3)

Based solely upon a Schedule 13G/A filed with the SEC on February 13, 2004 on behalf of Franklin Resources, Inc. and two of its control persons, Charles B. Johnson and Rupert H. Johnson, Jr.. The principal address of Franklin Resources is One Franklin Parkway, San Mateo, California 94403. The shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources. Such advisory contracts grant to such advisory subsidiaries sole dispositive and/or voting power over the securities owned by such advisory clients.

(4)

Includes 933,077 shares held jointly with his spouse, 1,299,365 shares held by a trust and 466,457 shares subject to option exercise within 60 days of July 1, 2004. Mr. Merrick’s address is c/o webMethods, Inc., 3930 Pender Drive, Fairfax, Virginia 22030.

(5)	Includes 56,910 shares subject to option exercise within 60 days of July 1, 2004.
(6)	Includes 95,728 shares subject to option exercise within 60 days of July 1, 2004.
(7)	Includes 359,855 shares held by a family trust and 46,437 shares subject to option exercise within 60 days of July 1, 2004.
(8)	Includes 33,396 shares subject to option exercise within 60 days of July 1, 2004.
(9)	Includes 85,188 shares subject to option exercise within 60 days of July 1, 2004.
(10)

Includes (a) 39,198 shares subject to option exercise within 60 days of July 1, 2004, (b) 621,850 shares held by The Merrick Children’s Irrevocable Trust, of which Mr. Lewis is trustee, (c) 50,000 shares held of record by various trusts for which his spouse is trustee and (d) 138,082 shares held by a family trust for which Mr. Lewis is trustee. Mr. Lewis disclaims beneficial ownership of shares held by The Merrick Children’s Irrevocable Trust and the trusts for which his spouse is trustee.

(11)	Includes 85,188 shares subject to option exercise within 60 days of July 1, 2004.
(12)	Includes 29,041 shares subject to option exercise within 60 days of July 1, 2004.
(13)	Includes 30,000 shares subject to option exercise within 60 days of July 1, 2004.
(14)	Includes 463,285 shares subject to option exercise within 60 days of July 1, 2004.
(15)	Includes 480,237 shares subject to option exercise within 60 days of July 1, 2004.
(16)	Includes 43,958 shares subject to option exercise within 60 days of July 1, 2004.
(17)

Includes shares beneficially owned by directors and executive officers as a group, as reported above, and 2,540,588 shares subject to options exercisable within 60 days of July 1, 2004 held by any member of that group.

EXECUTIVE COMPENSATION

     The following table sets forth compensation information for the fiscal year ended March 31, 2004 (“fiscal year 2004”) paid by us for services by our Chief Executive Officer, our four other highest-paid executive officers who were serving as such at the end of fiscal year 2004 and one of our highest-paid executive officers who was no longer an executive officer at the end of fiscal year 2004. Those six individuals are collectively referred to as the Named Officers.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year Ended March 31	Salary (a)	Bonus (b)	Other Annual Compensation (a)(b)		Securities Underlying Options/SARs		All Other Compensation
Phillip Merrick	2004	$187,250	$0	—		80,000	(c)	$2,224	(d)
Chairman and Chief Executive Officer	2003	$187,250	$23,406	—		38,000	(c)	$2,045	(d)
	2002	$187,262	$70,219	—		350,000		—

Tom Erickson	2004	$293,189	$223,297	—		12,000		$29,319	(f)
former Senior Vice President,	2003	$131,800	$282,039	$118,212	(g)	109,000		—
International (e)	2002	$131,800	$85,938	118,200	(g)	225,000		—

Keith Deane	2004	$208,670	$203,151	—		150,000		$16,694	(i)
Senior Vice President and General	2003	—	—	—		—		—
Manager, EMEA (h)	2002	—	—	—		—		—

Tom Aitchison	2004	$173,761	$148,671	—		13,000		$165,000	(k)
former Senior Vice President and	2003	$195,012	$384,555	—		264,000		—
General Manager, Americas (j)	2002	$189,595	$145,483	—		110,000		$154,791	(l)

David Mitchell	2004	$250,012	$0	—		67,600		—
President and Chief Operating Officer	2003	$250,013	$92,944	—		36,000		—
	2002	$149,812	$64,602	—		340,000		—

Douglas W. McNitt	2004	$167,362	$15,000	—		142,000		—
General Counsel, Executive Vice	2003	$149,812	$26,217	—		230,000		—
President and Secretary	2002	$149,812	$34,174	—		230,000		—

(a)	All amounts paid in foreign currency are converted into U.S. Dollars using the exchange rate in effect at the end of the fiscal year.
(b)

In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Officers which are available generally to all salaried employees of webMethods, and certain perquisites and other personal benefits received by the Named Officers which do not exceed the lesser of either $50,000 or 10% of any such Named Officer’s salary and bonus disclosed in this table.

(c)

Does not include an option grant of 15,000 made to each member of the Board of Directors in each of August 2002 and August 2003 as consideration for service as a director during the following twelve months.

(d)	Consists of payment of taxable group life insurance policy premium.
(e)	Mr. Erickson ceased to serve as an executive officer of webMethods, Inc. after the end of fiscal year 2004.
(f)	Consists of employer’s superannuation contribution.
(g)

Consists principally of cost-of-living adjustment connected to location abroad and housing and automobile allowances. In fiscal year 2003, housing allowance was $96,000, cost-of living adjustment was $13,812 and auto allowance was $8,400. In fiscal year 2002, housing allowance was $96,000, cost-of-living adjustment was $13,800 and auto allowance was $8,400.

(h)	Mr. Deane joined webMethods in July 2003.
(i)	Consists of vehicle allowance.
(j)	Mr. Aitchison ceased to serve as an executive officer of webMethods, Inc. during fiscal year 2004.
(k)	Consists of payment pursuant to separation agreement.
(l)	Consists of reimbursement of relocation expenses.

STOCK OPTION GRANTS IN FISCAL YEAR 2004

     The following table sets forth each grant of stock options during fiscal year 2004 to each of the Named Officers. No stock appreciation rights were granted during fiscal year 2004. The stock options listed in the table have a term of ten years and vest as described in the notes to the table.

     The percentage numbers are based on stock options to purchase a total of 5,185,401 shares of webMethods, Inc. common stock granted to eligible participants under our stock option plan during fiscal year 2004. The exercise price of each stock option was equal to the fair market value of a share of webMethods, Inc. common stock as valued by the Compensation Committee of our Board of Directors on the date of the grant. The exercise price may be paid in cash or by such other means as are specified in the stock option agreement relating to the grant. The holder of the stock option is responsible for payment of any federal and state income tax liability incurred by the holder in connection with such exercise.

     The potential realizable value is calculated based on a ten-year term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed because of SEC rules and does not represent our prediction of our stock price performance. These amounts represent hypothetical gains that could be achieved for the respective stock options if exercised at the end of the stock option term. These gains are based on assumed rates of stock price appreciation of 5% and 10%, compounded annually from the date the respective stock options were granted to their expiration date, based upon the market value of webMethods, Inc. common stock on the option grant date.

	INDIVIDUAL GRANTS
	Number of Securities Underlying Options		Percentage of Total Options Granted in Fiscal	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted		Year 2004	($/Share)	Date	5%	10%
Phillip Merrick	15,000	(1)	0.29	$8.32	Aug. 26, 2013	$78,486	$198,899
	80,000	(2)	1.54	$9.74	June 3, 2013	$489,695	$1,240,789

Tom Erickson	12,000	(2)	0.23	$9.74	June 3, 2013	$73,454	$186,118

Keith Deane	150,000	(3)	2.89	$8.86	July 7, 2013	$835,801	$2,118,084

Tom Aitchison	13,000	(4)	0.25	$8.79	May 21, 2013	$71,864	$182,117

David Mitchell	67,600	(2)	1.30	$9.74	June 3, 2013	$413,793	$1,048,467

Douglas W. McNitt	22,000	(2)	0.42	$9.74	June 3, 2013	$134,666	$341,217
	120,000	(4)	2.31	$9.72	Mar. 9, 2014	$733,797	$1,859,731

(1)	Stock option was granted as consideration for service as a member of the Board of Directors. Vesting occurs ratably over the twelve months following the option grant date.
(2)	Stock option was granted under webMethods’ annual performance grant program, with vesting occurring ratably over the 48 months following the option grant date.
(3)	Vesting of stock option occurs over four years with first 25% vesting on first anniversary of grant date and remainder vesting in 36 monthly increments.
(4)	Vesting of stock option occurs ratably over the 48 months following the option grant date.

STOCK OPTION EXERCISES IN FISCAL YEAR 2004 AND VALUES AT END OF FISCAL YEAR 2004

     The following table sets forth for each of the Named Officers information concerning stock options exercised during fiscal year 2004 and the number and value of securities underlying unexercised stock options that are held by the Named Officers as of March 31, 2004. The value of unexercised in-the-money stock options at March 31, 2004 has been calculated on the basis of $9.36 per share, the closing price quoted on the Nasdaq National Market for webMethods, Inc. common stock on March 31, 2004, less the applicable stock option exercise price per share, multiplied by the number of shares underlying the unexercised in-the-money stock options.

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at March 31, 2004		Value of Unexercised In-the-Money Options at March 31, 2004
Name	on Exercise	Realized(1)	Vested	Unvested	Vested	Unvested
Phillip Merrick	0	0	374,442	246,903	$855,650	$31,581
Tom Erickson	0	0	266,708	79,292	$6,210	$12,420
Keith Deane	0	0	0	150,000	$0	$102,000
Tom Aitchison	0	0	270,707	0	$14,153	$0
David Mitchell	0	0	384,994	151,260	$9,345	$22,695
Douglas W. McNitt	0	0	412,102	224,398	$8,955	$21,750

(1)	Represents the difference between the exercise price of the stock option and the fair market value of webMethods, Inc. common stock on the date of exercise.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     None of the Named Officers has an employment agreement with webMethods, Inc. These officers may resign, or we may terminate their employment, at any time. Phillip Merrick, David Mitchell and Douglas W. McNitt each is party to an agreement with us under which he may continue to receive base salary and benefits in certain circumstances after his resignation or termination of employment. We are obligated for one year, unless the officer earlier accepts full-time employment, to make payments of then-current base salary and all benefits provided to the officer immediately prior to the termination of employment if such officer is terminated without cause (as defined by the agreement) or resigns for certain reasons, including, a reduction in base salary, a reduction or a change in the officer’s authorities, duties or job responsibilities or a geographic relocation without consent of more than 30 miles from the officer’s current office location. We are obligated to pay the value of 18 months of the officer’s then-current base salary and maximum bonus or incentive compensation amount, and to pay for 18 months the life, disability, accident and health insurance benefits provided to the officer immediately prior to the termination of employment if such officer is terminated without cause (as defined by the agreement) or resigns for certain reasons, including, a reduction in base salary, a reduction or a change in the officer’s authorities, duties or job responsibilities or a geographic relocation without consent of more than 30 miles from the officer’s current office location within one year after a change in control (as defined by the agreement) of webMethods. For purposes of that provision, a “change of control” occurs if (i) any person becomes the beneficial owner, directly or indirectly, of securities of webMethods, Inc. representing at least 50% of the combined voting power of the then-outstanding securities of webMethods, Inc., (ii) in any two year period, persons who constitute the Board of Directors of webMethods at the beginning of that period cease to constitute a majority of the Board unless each director who was not a member of the Board at the beginning of the two-year period was elected in advance by at least two-thirds of the directors then in office who were serving at the beginning of the two-year period, (ii) the stockholders of webMethods approve a merger or consolidation involving webMethods and resulting in a change of ownership of a majority of the then-outstanding shares of capital stock of webMethods, Inc. or (iii) the stockholders of webMethods approve a plan of liquidation or dissolution of webMethods, Inc. or the sale or disposition of all or substantially all of the assets of webMethods, Inc.

     Stock options granted to employees (including our Named Officers) under webMethods’ Stock Option Plan generally provide for accelerated vesting if, within one year after a change of control of webMethods, there is either a termination of the participant’s employment other than for cause (as defined in the stock option agreement) or a voluntary termination by participant of employment within 90 days after good reason (as defined in the agreement) first exists. For purposes of that provision, a “change of control” occurs if (i) a person or group acquires direct or indirect ownership of not less than a majority of the then-outstanding voting securities of webMethods, Inc., (ii) the stockholders of webMethods approve a merger or consolidation involving webMethods and resulting in a change of ownership of a majority of the then-outstanding shares of voting securities of webMethods, Inc. or (iii) the stockholders of webMethods approve a plan of liquidation or dissolution of webMethods, Inc. or the sale or disposition of all or substantially all of the assets of webMethods, Inc.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by reference into any filing by webMethods under the Securities Act of 1933, as amended, or the Exchange Act.

     The Compensation Committee of webMethods’ Board of Directors determines the compensation of webMethods’ executive officers. The Compensation Committee is composed entirely of directors who are not, and have never been, officers or employees of webMethods, and its members are designated by the Board of Directors. During fiscal year 2004, the Compensation Committee consisted solely of directors who, in the opinion of the Board of Directors, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, are independent, as defined in the NASD listing standards. Current members of the Compensation Committee are Gene Riechers (Chairman), William Halter, William Russell and Robert Vasan. Mr. Halter was appointed to the Compensation Committee when he was elected as a director in August 2003, and Mr. Russell was appointed to the Compensation Committee in May 2004.

     The following report summarizes the philosophies and methods that the Compensation Committee uses to establish and administer webMethods’ executive compensation programs during fiscal year 2004.

Compensation Philosophy

     webMethods’ executive compensation programs are designed to attract and retain qualified executives and allow webMethods flexibility to respond to changes in its business environment. webMethods believes that achievement in its competitive and rapidly changing business environment is enhanced by the coordinated efforts of all individuals working toward common objectives. The goals of webMethods’ compensation programs are to align compensation with webMethods’ business objectives and performance, to foster teamwork and to enable webMethods to attract, retain and reward employees who contribute to webMethods’ long-term success.

     The Compensation Committee follows principles and policies concerning the design of broad-based compensation programs and executive compensation programs that were developed during fiscal year 2002 with the assistance of a leading independent compensation consultant and refined in fiscal years 2003 and 2004. Guided by those principles and policies, the Compensation Committee during fiscal year 2004 reviewed and affirmed compensation levels and the compensation programs for executive officers, and approved compensation levels for new executive officers, of webMethods, Inc.

Compensation Components

     Each executive officer’s compensation package is comprised of three components: base salary, cash bonus or incentive compensation and stock-based incentive awards. The summary below describes each of these components and the factors considered by the Compensation Committee in determining awards under each.

     Base salary. Base salary reflects individual performance and personal expertise. The level of base salary is based primarily upon the individual qualifications and relevant experience of each officer, the strategic goals for which the officer has primary responsibility, the compensation levels at similar companies and, based on market comparisons, the incentives necessary to attract and retain qualified management. Base salaries are adjusted as needed each year to allow webMethods to maintain a competitive compensation structure.

     Cash bonus or incentive compensation. Cash incentives are tied to achieving or exceeding certain performance standards or are granted to reward outstanding service or achievement, are paid in cash and are variable in amounts. Cash incentives for senior sales management are based upon achieving or exceeding goals; bonuses are awarded on a discretionary basis generally based on achievement of departmental team goals and company-wide goals.

     Stock-based incentive awards. Stock-based incentive awards are designed to align the interests of the executive officers with those of the stockholders. Officers are awarded stock options to purchase shares of webMethods, Inc. common stock under webMethods’ Stock Option Plan, which has been approved by webMethods’ stockholders. The Compensation Committee considers the executive officer’s position with webMethods, his or her responsibilities and performance and the practices at similar companies, as well as the executive officer’s existing level of equity ownership in webMethods. Each stock option grant allows an officer to acquire shares of webMethods, Inc. common stock over a period of time, generally ten years, at a fixed price per share, which is the fair market value of a share of webMethods, Inc. common stock on the date of the stock option grant. Stock options granted during fiscal year 2004 to new hires typically vest at the rate of 25% on the first anniversary of the option grant date and in equal monthly installments thereafter over a three-year period, so long as the recipient continues to be employed by webMethods, and options granted for promotions, annual incentives or under the annual performance grant program typically vest ratably over the first 48 months following the option grant date.

Compensation of the Chief Executive Officer

     Phillip Merrick has been webMethods’ Chief Executive Officer since its inception in June 1996. His base salary for fiscal year 2004 was $187,250, and he received no bonus. This represented the same base salary paid to him in each of fiscal years 2003 and 2002. In those prior fiscal years, he received a bonus of $23,406 and $70,219, respectively. Bonus is generally determined on a quarterly basis.

No bonus was paid to Mr. Merrick in fiscal year 2004 as webMethods sought to control expenses to return to profitability. Mr. Merrick received a grant of stock options under webMethods’ Stock Option Plan covering 15,000 shares on August 26, 2003, when all directors elected at the 2003 annual meeting of stockholders or continuing to serve at the time of the 2003 annual meeting of stockholders received an option grant covering 15,000 shares with the exercise price equal to fair market value on the date of the 2003 annual meeting of stockholders, which options vest ratably over the twelve months following the option grant date. In addition, Mr. Merrick received a grant of stock options under webMethods’ Stock Option Plan covering 80,000 shares on June 5, 2003 in connection with the implementation of the stock-based annual performance grant program for executive officers. The exercise price of that option was the fair market value of a share of webMethods, Inc. common stock on the option grant date, and that option vests ratably over 48 months following the option grant date. The Compensation Committee evaluates a number of factors to determine the compensation received by Mr. Merrick, including information from a leading independent compensation consultant, salaries and stock-based incentives for chief executive officers of similar companies, the achievement of team-based goals and webMethods’ performance.

Deductibility of Executive Compensation

     The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer and the four other highly compensated executive officers, respectively, unless such compensation meets the requirements for a “performance-based” exception to Section 162(m). The Compensation Committee believes that, because the cash compensation paid to webMethods’ executive officers is expected to be below $1.0 million and the stock options granted to them will meet the requirements for performance-based exceptions, Section 162(m) will not affect the tax deductions available to webMethods with respect to the compensation of its executive officers. The Compensation Committee tries, to the extent reasonable, to qualify its executive officers’ compensation for deductibility under applicable tax laws. However, webMethods may pay non-deductible compensation to its executive officers from time to time.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Gene Riechers (Chairman) William A. Halter William V. Russell (1) Robert T. Vasan

(1)	Mr. Russell joined the Compensation Committee in May 2004 after the conclusion of fiscal year 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of webMethods, Inc. and persons who own more than 10% of webMethods, Inc. common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required to furnish us with copies of all Section 16(a) forms that they file. We believe that all directors and executive officers of webMethods, Inc. subject to Section 16(a) reporting are current in their reporting obligations thereunder.

STOCK PRICE PERFORMANCE GRAPH

The following graph and related information shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by reference into any filing by webMethods under the Securities Act of 1933, as amended, or the Exchange Act.

     The following graph compares the cumulative total stockholder return data for webMethods, Inc. common stock since February 11, 2000 (the date on which webMethods, Inc. common stock was first registered under Section 12 of the Exchange Act and traded in the public markets) to the cumulative return over such period of the Nasdaq Composite Index and Standard & Poor’s Information Technology and Service Index. The graph assumes that $100 was invested on February 11, 2000, in each of webMethods, Inc. common stock, the Nasdaq Composite Index and Standard & Poor’s Information Technology and Service Index. The graph further assumes that such amount was initially invested in webMethods, Inc. common stock at a price of $35 per share, the price at which webMethods, Inc. common stock was first offered to the public on the date our stock first traded in the public markets. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since April 1, 2002, we have not been a party to any transaction or series of transactions involving $60,000 or more and in which any director, executive officer or holder of more than 5% of webMethods, Inc. capital stock had a material interest other than those described below. Upon the completion of our initial public offering in February 2000, we instituted policies requiring that any transactions, including loans, between webMethods and any of our officers, directors, principal stockholders or affiliates of any of these parties be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors serving on the Board. In fiscal year 2003, we prohibited loans between webMethods and any of our executive officers, directors or principal stockholders and mandated that any transactions, including loans, between webMethods and any of our officers, directors, principal stockholders or affiliates of any of these parties be approved by our Audit Committee. In addition, these transactions must be on terms no less favorable to us than could be obtained from an unaffiliated party.

     Jack L. Lewis, a member of our Board of Directors, is a partner in the law firm of Shaw Pittman LLP, our external legal counsel. During fiscal year 2004, webMethods incurred royalty expense of $1,391,000 to a private company in which webMethods holds an equity position, excluding conversion of debt, of less than 4% and with which webMethods shares James P. Gauer and R. James Green as common Board members.

     We have entered into indemnification agreements with each of our directors and certain of our executive officers. In these agreements, among other things, we agree to indemnify those persons for expenses, such as attorneys’ fees, judgments, fines and settlement amounts incurred by them in any action or proceeding, including any action by us arising out of that person’s services as a director or executive officer of webMethods, Inc. or any of its subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

     Whether or not you expect to attend our 2004 annual meeting of stockholders, please complete, date, sign and promptly return the accompanying proxy in the enclosed envelope so that your shares may be represented at the meeting.

By Order of the Board of Directors Douglas W. McNitt Secretary

July 19, 2004
Fairfax, Virginia

webMethods, Inc. C/O AST 6201 15TH AVE. BROOKLYN, NY 11219

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return to webMethods, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	WBMTH1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

webMethods, Inc.

The Board of Directors unanimously recommends that you vote FOR the Board of Director nominees and FOR Proposal 2. Vote On Directors

	Election of Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

1.	Nominees:
	01) James P. Gauer 02) Jack L. Lewis 03) Gene Riechers .	0	0	0

	Vote on Proposals					For	Against	Abstain

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the year ending March 31, 2005					0	0	0

In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the 2004 annual meeting of stockholders of webMethods, Inc. or any continuation or postponement thereof.

     This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a partnership, corporation or other legal entity, please print full partnership, corporate or entity name and indicate capacity of duly authorized person executing on behalf of it.

For comments, please check this box and write them on the back where indicated	0

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

FORM OF PROXY webMethods, Inc. 3930 Pender Drive Fairfax, Virginia 22030

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David Mitchell, Mary Dridi, Douglas W. McNitt, or any of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock, $0.01 par value, of webMethods, Inc. held of record by the undersigned on July 1, 2004, at the annual meeting of stockholders of webMethods, Inc. to be held on August 26, 2004, and at any continuations or postponements thereof.

     This Proxy, when properly executed and returned in a timely manner, will be voted at the 2004 annual meeting of stockholders of webMethods, Inc. and any continuations or postponements thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposal 2 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the 2004 annual meeting of stockholders of webMethods, Inc.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE